UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2006
SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Kercheval Avenue Grosse Pointe Farms, MI	48236

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (313) 886-7070
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
     On May 4, 2006, Saga Communications, Inc. issued a press release announcing its financial results for the three months ended March 31, 2006. The press release, dated May 4, 2006, is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release dated May 4, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.
Dated: May 4, 2006	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President, Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 4, 2006.